Exhibit 10.1.4.1

AMENDMENT NO. 1 TO THE
RESTRICTED STOCK AWARD AGREEMENT DATED FEBRUARY 15, 2017
PURSUANT TO THE
SANDRIDGE ENERGY, INC. 2016 OMNIBUS INCENTIVE PLAN
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This AMENDMENT NO. 1 TO THE RESTRICTED STOCK AWARD AGREEMENT DATED FEBRUARY 15, 2017 (this “Amendment”) is hereby adopted by SandRidge Energy, Inc., a corporation organized in the State of Delaware (the “Company”) effective as of September 18, 2017. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in that certain Restricted Stock Award Agreement between the Company and Participant and the Restricted Stock Award Certificate attached thereto (together, the “Agreement”).
1.Amendment. The first sentence of Section 6 of the Agreement is hereby amended and restated in its entirety as follows:
“Except as otherwise provided by the Committee in writing, the shares of Restricted Stock, and any rights and interests with respect thereto, issued under this Agreement and the Plan shall not, prior to vesting, be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.”
2.Miscellaneous. Except as expressly set forth herein, all terms and provisions contained in the Agreement shall remain in full force and effect and are hereby ratified and confirmed. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the Company and the Participant, respectively. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware. Fax, electronic or email copies of this Amendment, including the signature pages hereto, shall constitute originals for all purposes.
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KE 48336462

IN WITNESS WHEREOF, the Company has caused the execution of this Amendment by its duly authorized officer, as of the date first above written.

COMPANY

By:
    Name:    James D. Bennett
    Title:    President & Chief Executive Officer

Signature Page to Amendment No. 1 to the Restricted Stock Agreement